Supplement dated September 29, 2000 to
                       Prospectuses dated May 1, 2000 for
                    PROTECTIVE ADVANTAGE(sm) VARIABLE ANNUITY
                           PROTECTIVE VARIABLE ANNUITY
                         PROTECTIVE VARIABLE ANNUITY II
                       ELEMENTS(sm) PLUS VARIABLE ANNUITY
                      ELEMENTS(sm) ACCESS VARIABLE ANNUITY
                   issued by Protective Life Insurance Company

                     and to Prospectus dated May 1, 2000 for
                           PROTECTIVE VARIABLE ANNUITY
             issued by Protective Life and Annuity Insurance Company

The Funds

The information about the Protective Investment Company (PIC) Small Cap Value Fund under the caption "The Funds" is amended as follows:

"The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment (currently between $20 million and $3 billion).